UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 11, 2006
                                                         -----------------



                             ARROW ELECTRONICS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)



          NEW YORK                    1-4482                      11-1806155
          --------                    ------                      ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    -----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 11, 2006, Arrow Electronics, Inc. (the "Company") entered into an employment agreement ("Agreement") dated as of January 1, 2007, by and between the Company and Kevin Gilroy. The Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.


ITEM 8.01. OTHER EVENTS

     On December 11, 2006 the Company issued a press release announcing that Kevin Gilroy and M. Catherine Morris have been appointed to the Arrow Enterprise Computing Solutions (ECS) Office of the President, effective January 2, 2007. The full text of the press release, a copy of which is filed herewith as Exhibit 99.1, is hereby incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits. The following exhibits are filed with this document.

Exhibit Number          Description
--------------          -----------
10.1                    Agreement dated January 1, 2007 by and between the
                        Company and Kevin Gilroy.

99.1                    Press Release issued by Arrow Electronics, Inc. dated
                        December 11, 2006.

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
10.1                    Agreement dated January 1, 2007 by and between the
                        Company and Kevin Gilroy.

99.1                    Press Release issued by Arrow Electronics, Inc. dated
                        December 11, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ARROW ELECTRONICS, INC.


Date: December 12, 2006                            By:  /s/ Peter S. Brown
                                                        ------------------------
                                                 Name:  Peter S. Brown
                                                Title:  Senior Vice President